                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:          ALAN MINKER
                  Sr. Vice President/Chief Financial Officer
                  (248) 712-7007

FRANK'S NURSERY & CRAFTS, INC. REPORTS FIRST QUARTER EARNINGS

TROY, MICHIGAN, June 18, 2003 - Frank's Nursery & Crafts, Inc. (OTC: FNCN) today reported results for the first quarter ended May 18, 2003. Income was $1.0 million versus a prior year loss of $25.6 million before reorganization items. Comparable store sales, or sales in stores open at least a year, were up 5.1% compared to the first quarter of 2002. Net sales for the first quarter were $116.7 million versus $111.0 million in 2002.

Selling, general and administrative expenses as a percentage of sales were 27.0% in the first quarter of 2003 versus 28.4% in the first quarter of 2002.

"This quarter was a positive step in the right direction, but there is still much work to do and great opportunities for improvement," stated Bruce Dale, Frank's Nursery & Crafts Chief Executive Officer. "We thank our associates for their diligent work through our very important first quarter. Their hard work and dedication can be seen in our increase in sales and reduction in expenses compared to last year."

Frank's Nursery and Crafts, Inc. is the nation's largest lawn and garden specialty retailer and operates 170 stores in 14 states. Frank's is also a leading retailer of Christmas trim-a-tree merchandise, artificial flowers and arrangements, garden decor and home decor products.

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, unseasonable weather, risks associated with foreign global sourcing, including political instability and changes in import regulations, economic conditions worldwide, and the ability of the Company to execute its business plans effectively. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligations to update forward-looking statements, whether as a result of new information, future events, or otherwise.




                                     -more-

                         FRANK'S NURSERY & CRAFTS, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                SIXTEEN WEEKS ENDED MAY 18, 2003 AND MAY 19, 2002
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              Sixteen Weeks   Sixteen Weeks
                                                                  Ended          Ended
                                                                  May 18,        May 19,
                                                                   2003           2002
                                                                ---------       ---------
                                                               (Successor)   (Predecessor)
                                                                             (Restated) (1)
NET SALES                                                       $ 116,652       $ 110,992

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including buying and occupancy          81,288          80,756
       Selling general and administrative                          31,480          31,490
       Restructuring and other related charges                          -          21,839
       Other (income) expense                                        (119)           (118)
                                                                ---------       ---------
         Total operating costs and expenses                       112,649         133,967
                                                                ---------       ---------

INCOME (LOSS) FROM OPERATIONS                                       4,003         (22,975)
INTEREST EXPENSE (CONTRACTUAL INTEREST OF $6,210 FOR THE
  SIXTEEN WEEKS ENDED MAY 19, 2002)                                 2,967           2,583
                                                                ---------       ---------
INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES          1,036         (25,558)
                                                                ---------       ---------
REORGANIZATION ITEMS:
       Gain on cancellation of pre-petition liabilities                 -         184,954
       Fresh start adjustments                                          -             324
       Extinguishment of debt                                           -          (1,439)
                                                                ---------       ---------
         Total reorganization items                                     -         183,839
                                                                ---------       ---------
INCOME TAX EXPENSE                                                      -               -
                                                                ---------       ---------
NET INCOME (LOSS)                                               $   1,036       $ 158,281
                                                                =========       =========

INCOME PER SHARE - BASIC AND DILUTED                            $    0.05
                                                                =========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED            20,000
                                                                =========

(1) The sixteen weeks ended May 19, 2002 have been restated to reflect a reorganization item for extinguishment of debt of $1,439 belonging to the Predecessor.


                                     -more-

                         FRANK'S NURSERY & CRAFTS, INC.
                                 BALANCE SHEETS
                  (Dollars in thousands, except for par value)

                                                             May 18,          May 19,        January 26,
                                                              2003             2002             2003
                                                          ------------     -------------     -----------
                                                           (Successor)     (Predecessor)     (Successor)
ASSETS                                                    (Un audited)      (Un audited)
                                                                            Restated (1)
Current assets:
      Cash and cash equivalents                              $  14,107       $  10,499       $   3,068
      Marketable securities                                      1,042           1,001           1,030
      Accounts receivable, net                                     948           1,920           1,218
      Merchandise inventory                                     76,593          61,625          39,050
      Assets to be disposed of                                       0           6,497             200
      Prepaid expenses and other current assets                  4,226           5,653           4,076
                                                             ---------       ---------       ---------
Total current assets                                            96,916          87,195          48,642

Property, plant and equipment, net                              54,612          90,836          55,126
Other assets and deferred charges                                4,335           6,650           3,713
                                                             ---------       ---------       ---------
Total assets                                                 $ 155,863       $ 184,681       $ 107,481
                                                             =========       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
      Accounts payable                                       $  57,761       $  42,864       $  16,781
      Accounts payable pre-petition                                             32,539
      Accrued expenses                                          27,008          32,834          17,630
      Accrued expense payables pre-petition                      1,701          27,408           1,902
      Liability for lease rejections                                            15,450
      Notes payable to banks                                    12,214          13,647
      Notes payable                                                                             15,250
      Current portion of long term-debt                          1,474                           1,685
      Pre-petition long-term debt (including
      subordinated debt of $115,000)                                           137,909
                                                             ---------       ---------       ---------
Total current liabilities                                      100,158         302,651          53,248
                                                             ---------       ---------       ---------

Long-term debt:
      Senior debt, less current portion                         24,409           3,528          24,730
      Term Loan, net of unamortized discount                    16,811                          16,323
                                                             ---------       ---------       ---------
Total long-term debt                                            41,220           3,528          41,053

Other liabilities                                                3,603           3,494           3,334

Shareholders' equity (deficit):
      Predecessor common stock $1.00 par value,                                      1
        1,000 shares authorized, 1,000 shares issued
        and outstanding
      Successor preferred stock $.001 par value,
        10,000,000 shares authorized, none issued
      Successor common stock $.001 par value,                       20                              20
        50,000,000 shares authorized, 13,691,197 shares
        issued and outstanding and 6,308,803 shares
        to be issued
      Additional paid-in-capital                                27,457         165,999          27,457
      Net parent investment                                                     16,117
      Retained earnings (deficit)                              (16,595)       (307,109)        (17,631)
                                                             ---------       ---------       ---------
Total shareholder's equity (deficit)                            10,882        (124,992)          9,846
                                                             ---------       ---------       ---------
Total liabilities and shareholders' equity (deficit)         $ 155,863       $ 184,681       $ 107,481
                                                             =========       =========       =========

(1) The balances at May 19, 2002 have been restated to reflect a reorganization item for extinguishment of debt of $1,439 belonging to the Predecessor.

                                      ###